Exhibit 99

Velocity Financial, Inc. Reports

Fourth Quarter and Full-Year 2025 Results

Fourth Quarter Highlights

Financial Results

•	Net income of $34.8 million, an increase of 69.0% from $20.6 million for 4Q24. Diluted EPS of $0.89, an increase of $0.32 from $0.57 per share for 4Q24

•	Driven by record production volume, strong portfolio earnings and a tax effected gain of $13.4 million on sale of NPL loans

•	Core net income of $36.3 million, an increase of 67.0% from $21.8 million for 4Q24. Core diluted EPS of $0.93, an increase from $0.60 per share for 4Q24[1]

•	Diluted book value per common share of $17.19 or $675.7 million, an increase of 20.5% from $14.26 or $520.2 million as of December 31, 2024

•	Portfolio net interest margin (NIM) of 3.59%, a decrease of 11 bps from 3.70% for 4Q24

•	Consistently strong NIM levels have resulted from rate discipline on record new loan production, with average loan coupons of 10.40% on loans produced over the last five quarters

Portfolio

•	Total loan production of $634.6 million, an increase of 12.6% from 4Q24

•	Nonperforming loans (NPLs) as a percentage of Held for Investment (HFI) loans was 8.5%, a decrease from 10.7% as of December 31, 2024

•	NPLs resolution totaled $78.1 million in UPB

•	Net gains of 103.0% or $2.3 million

•	Total NPLs recoveries of 109.8% or $7.6 million of UPB resolved including accrued interest received

Liquidity and Capitalization

•	Completed two securitizations totaling $646.3 million

•	Liquidity of $116.8 million, consisting of $92.1 million in unrestricted cash and $24.7 million in available borrowings from unpledged loans

•	Total available warehouse line capacity of $599.9 million

[1]

Core net income and core diluted EPS are non-GAAP financial measures. Non-GAAP core adjustments include stock-based compensation expenses and costs related to the Company’s employee stock purchase plan. See “Non-GAAP Financial Measures” and “Non-GAAP Financial Measure Reconciliations to GAAP Measures” at the end of this press release for more information regarding the use of non-GAAP measures.

Westlake Village, CA – March 11, 2026 – Velocity Financial, Inc. (NYSE: VEL) (Velocity or the Company), a leader in business purpose loans, reported net income of $105.1 million and core net income of $111.0 million for 2025, compared to $68.4 million and $72.9 million, respectively, for 2024. Earnings and core earnings per diluted share were $2.75 and $2.91 for 2025, compared to $1.91 and $2.03, respectively, for 2024.

“Velocity delivered impressive earnings in the fourth quarter and full year 2025” said Chris Farrar, President and CEO. “The Company’s record full-year 2025 earnings were driven by continued strong production, which also reached record levels. Our success resulted from ongoing initiatives to capture a greater share of the large but fragmented business purpose loan market. I’m especially proud of our team’s ability to achieve outstanding production volume growth while remaining focused on credit discipline and maintaining strong margins. We are well positioned to drive future earnings by addressing the important niche we serve.”

Operating Results

Key Performance Indicators2

	Three Months Ended December 31,
	2025		2024		Variance	% Variance
	($ in thousands, except per share amounts)
Income before income tax	$50,049		$32,038		$18,011	56.2%
Net income	$34,797		$20,587		$14,210	69.0%
Diluted earnings per share	$0.89		$0.57		$0.32	56.1%
Core income before income tax	$52,224		$33,463		$18,761	56.1%
Core net income	$36,327		$21,754		$14,573	67.0%
Core diluted earnings per share	$0.93		$0.60		$0.33	54.3%
Net interest margin — portfolio related	3.59	%(1)	3.70	%(1)	(0.11)%	(3.1)%
Net interest margin — total company	3.21	%(1)	3.20	%(1)	0.01%	0.3%
Operating expense ratio	25.7%		26.8%		(1.1)%	(4.2)%
Average common equity	$651,352		$498,887		$152,465	30.6%
Pre-tax return on average equity	30.7	%(1)	25.7	%(1)	5.0%	19.7%
Core pre-tax return on average equity	32.1	%(1)	26.8	%(1)	5.2%	19.5%

(1)	Annualized
[2]

Core income before income tax, core net income, core diluted EPS and core pre-tax return on average equity are non-GAAP measures. Please see “Non-GAAP Financial Measures” and “Non-GAAP Financial Measure Reconciliations to GAAP Measures” at the end of this press release.

Condensed Results of Operations

	Three Months Ended December 31,
	2025	2024	$ Variance	% Variance
		($ in thousands)
Net interest income	$51,609	$38,857	$12,752	32.8%
Provision for credit losses	1,954	22	1,932	8,781.8%

Net interest income after provision	49,655	38,835	10,820	27.9%
Other operating income	53,249	32,330	20,919	64.7%

Net revenue	102,904	71,165	31,739	44.6%
Operating expenses	52,855	39,127	13,728	35.1%

Income before income taxes	50,049	32,038	18,011	56.2%
Income tax expense	15,296	11,233	4,063	36.2%

Net income	34,753	20,805	13,948	67.0%
Net income (loss) attributable to noncontrolling interest	(44)	218	(262)	(120.2)%

Net income attributable to Velocity Financial, Inc.	$34,797	$20,587	$14,210	69.0%

•	Net interest income after provision for credit losses was $49.7 million, an increase of 27.9% from $38.8 million for 4Q24

•	Driven by strong portfolio growth and recoveries of interest income from NPLs by our asset management team

•	Other operating income was $53.2 million, an increase from $32.3 million for 4Q24

•	Driven primarily by net unrealized gain on fair value instruments and origination fee income

•	Net revenue was $102.9 million, an increase of 44.6% from $71.2 million for 4Q24

•	Resulted from continued strong production-driven portfolio net interest income growth, fair value gains and origination fee income

•	Operating expenses totaled $52.9 million, an increase of 35.1% from 4Q24, primarily from higher production-driven compensation expenses

•	Compensation expense totaled $22.6 million compared to $20.1 million for 4Q24

•	Driven by increases in headcount and commission compensation on higher production volume

•	Securitization expense totaled $6.3 million from the issuance of two securitizations, compared to costs of $7.1 million for two securitizations during 4Q24

•	Loan servicing expense totaled $9.4 million, from $6.7 million for 4Q24, driven by portfolio growth

•	REO, net expense was $8.7 million compared to $0.3 million for 4Q24, driven mainly by valuation adjustments

Loan Portfolio

	December 31,
	2025	2024	Variance	% Variance
	($ in thousands)
Total Loans Outstanding:
Investor 1-4	$3,125,346	$2,653,264	$472,082	17.8%
Mixed use	709,131	560,548	148,583	26.5%
Retail	691,683	446,576	245,107	54.9%
Office	542,556	309,222	233,334	75.5%
Multifamily	461,666	367,007	94,659	25.8%
Warehouse	454,527	334,307	120,220	36.0%
Other (1)	506,429	385,013	121,416	31.5%

Total loans	$6,491,338	$5,055,937	$1,435,401	28.4%

(1)	All other properties individually comprised less than 5.0% of the total unpaid principal balance

Key Loan Portfolio Metrics (1):
Loan count	16,652	12,932	3,720	28.8%
Loan-to-value	65.2%	66.6%	(1.4)%	(2.1)%
Coupon	9.74%	9.53%	0.21%	2.2%
Portfolio yield (2)	9.47%	9.34%	0.13%	1.4%
Portfolio cost of debt (2)	6.23%	6.14%	0.09%	1.5%
Portfolio spread (2)	3.24%	3.20%	0.04%	1.3%

(1)	Weighted averages, except for loan count
(2)	Annualized

•	Total loan portfolio was $6.5 billion in UPB as of December 31, 2025, an increase of 28.4% from $5.1 billion as of December 31, 2024

•	Driven by healthy growth across all types of collateral securing our loans

•	Loan prepayments totaled $227.6 million in UPB, an increase of 12.0% from $203.2 million for 4Q24

•	UPB of HFI FVO loans was $4.5 billion, or 69.0% of total HFI loans, as of December 31, 2025, an increase from $2.7 billion, or 52.5% as of December 31, 2024

•	Weighted average portfolio loan-to-value ratio was 65.2% as of December 31, 2025, down from 66.6% as of December 31, 2024, and slightly below the five-quarter trailing average of 65.4%

•	Weighted average portfolio yield was 9.47%, an increase of 13 bps from 4Q24, primarily driven by higher weighted average loan coupons

•	Portfolio-related debt cost was 6.23%, an increase of 9 bps from 4Q24, driven by higher warehouse financing utilization and securitized debt interest expense

Loan Production Volumes

	Three Months Ended December 31,
	2025	2024	$ Variance	% Variance
	($ in thousands)
Originations Including Unfunded Commitments:
Traditional commercial	$322,096	$320,306	$1,790	0.6%
Investor 1-4 rental	281,105	199,895	81,210	40.6%
Short-term	29,595	38,675	(9,080)	(23.5)%
Government insured multifamily	1,818	4,607	(2,789)	(60.5)%

Total	$634,614	$563,483	$71,131	12.6%

•	Loan production totaled $634.6 million, an increase of 12.6% from $563.5 million for 4Q24

•	4Q25 production volume was driven mainly by demand for Investor 1-4 rental loans, which increased 40.6% from 4Q24

•	Weighted average coupon on 4Q25 HFI loan production was 10.14%, a decrease of 65 bps from 10.79% for 4Q24 mirroring a similar reduction in shorter term interest rates

•

Government insured multifamily loans are originated by our capital light subsidiary Century Health & Housing Capital and the related GNMA securities are sold to investors for cash gains shortly after closing

Total HFI Portfolio Credit Performance

	December 31,
	2025	2024	Variance	% Variance
	($ in thousands)
Key Nonperforming Loans Metrics:
Nonperforming loans UPB	$554,540	$539,438	$15,102	2.8%
Total UPB	$6,491,338	$5,055,937	$1,435,401	28.4%
Nonperforming loans UPB / Total UPB	8.5%	10.7%	(2.1)%	(19.9)%

•	NPL totaled $554.5 million in UPB as of December 31, 2025, or 8.5% of total HFI loans, compared to $539.4 million or 10.7% as of December 31, 2024

CECL Portfolio Credit Performance

	Three Months Ended December 31,
	2025		2024		Variance	% Variance
	($ in thousands)
Allowance for Credit Losses:
Beginning balance	$4,586		$4,851		$(265)	(5.5)%
Provision for credit losses	1,954		22		1,932	8,781.8%
Charge-offs	(2,019)		(699)		(1,320)	(188.8)%

Ending balance	$4,521		$4,174		$347	8.3%

Total UPB subject to CECL	$2,013,514		$2,400,720		(387,206)	(16.1)%
Nonperforming loans UPB subject to CECL	$234,490		$309,970		(75,480)	(24.4)%
Nonperforming loans UPB subject to CECL / Total UPB subject to CECL	11.6%		12.9%		(1.3)%	(9.8)%
Allowance for credit losses / Total UPB subject to CECL	0.22%		0.17%		0.05%	29.1%
Charge-offs / Total UPB subject to CECL	0.40	%(1)	0.12	%(1)	0.28%	244.4%

(1)	Annualized

•	Charge-offs for 4Q25 totaled $2.0 million, compared to $0.7 million for 4Q24

•	The trailing five-quarter charge-offs average was $1.2 million

•	Credit loss reserve totaled $4.5 million as of December 31, 2025, an increase of 8.3% from $4.2 million as of December 31, 2024

•	Driven by higher provision for credit losses and charge-offs

•	CECL reserve rate of 0.22% (CECL reserve as % of HFI loans at amortized cost) was relatively consistent with the recent five-quarter average rate of 0.21%

Real Estate Owned

	Three Months Ended December 31,
	2025	2024	$ Variance	% Variance
	($ in thousands)
Gain (Loss) on REO:
Gain on transfer to REO	$3,104	$2,382	$722	30.3%
REO valuation loss, net	(6,990)	(2,218)	(4,772)	(215.1)%
Gain on sale of REO	203	3,411	(3,208)	(94.0)%

Total gain (loss) on REO	$(3,683)	$3,575	$(7,258)	(203.0)%

•	Total loss on REO was $3.7 million, compared to a gain of $3.6 million for 4Q24, driven by higher valuation loss and lower gain on sale

NPLs Resolution

	Three Months Ended December 31, 2025
Total Nonperforming Loans	UPB	Default Interest	Prepayment Penalty	Net Gain	Regular Accrued Interest	Servicing Advances Write-Offs	Total Recovered
	($ in thousands)
Resolved — loans paid off	$41,191	$1,157	$706	$1,863	$3,781	$(435)	$5,209
Resolved — loans paid current	36,926	463	—	463	1,990	(26)	2,427

Total resolutions	$78,117	$1,620	$706	$2,326	$5,771	$(461)	$7,636

Recovery rate				103.0%			109.8%

	Three Months Ended December 31, 2024
Total Nonperforming Loans	UPB	Default Interest	Prepayment Penalty	Net Gain	Regular Accrued Interest	Servicing Advances Write-Offs	Total Recovered
	($ in thousands)
Resolved — loans paid off	$41,936	$1,085	$896	$1,981	$4,951	$(756)	$6,176
Resolved — loans paid current	27,364	172	12	184	1,112	(6)	1,290

Total resolutions	$69,300	$1,257	$908	$2,165	$6,063	$(762)	$7,466

Recovery rate				103.1%			110.8%

•	NPLs resolution totaled $78.1 million in UPB compared to $69.3 million for 4Q24, and was below the recent five-quarter average of $80.1 million

•	Total NPLs recovered was 109.8% or $7.6 million of UPB resolved compared to 110.8% or $7.5 million for 4Q24. Total NPLs recovered was above the recent five-quarter average of 109.4% in UPB resolved

Full-Year 2025 Results

Key Performance Indicators2

	Twelve Months Ended December 31,
	2025	2024	Variance	% Variance
	($ in thousands, except per share amounts)
Income before income tax	$146,240	$96,391	$49,849	51.7%
Net income	$105,054	$68,419	$36,635	53.5%
Diluted earnings per share	$2.75	$1.91	$0.84	44.0%
Core income before income tax	$154,595	$102,499	$52,096	50.8%
Core net income	$110,987	$72,871	$38,116	52.3%
Core diluted earnings per share	$2.91	$2.03	$0.88	43.2%
Net interest margin — portfolio related	3.61%	3.56%	0.05%	1.5%
Net interest margin — total company	3.19%	3.03%	0.16%	5.3%
Operating expense ratio	27.6%	27.5%	0.1%	0.5%
Average common equity	599,586	474,942	$124,644	26.2%
Pre-tax return on average equity	24.4%	20.3%	4.1%	20.2%
Core pre-tax return on average equity	25.8%	21.6%	4.2%	19.5%

Condensed Results of Operations

	Twelve Months Ended December 31,
	2025	2024	$ Variance	% Variance
		(In thousands)
Net interest income	$185,781	$135,804	$49,977	36.8%
Provision for credit losses	5,805	1,173	4,632	394.9%

Net interest income after provision	179,976	134,631	45,345	33.7%
Other operating income	163,619	101,398	62,221	61.4%

Net revenue	343,595	236,029	107,566	45.6%
Operating expenses	197,355	139,638	57,717	41.3%

Income before income taxes	146,240	96,391	49,849	51.7%
Income tax expense	41,257	27,925	13,332	47.7%

Net income	104,983	68,466	36,517	53.3%
Net income (loss) attributable to noncontrolling interest	(71)	47	(118)	(251.1)%

Net income attributable to Velocity Financial, Inc.	$105,054	$68,419	$36,635	53.5%

•	Net income of $105.1 million, an increase of 53.5% from $68.4 million for 2024. Diluted EPS of $2.75, an increase of $0.84 from $1.91 per share for 2024

•	Net interest income after provision for credit losses was $180.0 million, an increase of 33.7% from $134.6 million for 2024

•

Other operating income totaled $163.6 million, an increase of 61.4% from $101.4 million for 2024, mainly attributable to net unrealized FVO gains on loans and securitized debt of $86.4 million, compared to $58.4 million for 2024

[2]

Core income before income tax, core net income, core diluted EPS and core pre-tax return on average equity are non-GAAP measures. Please see “Non-GAAP Financial Measures” and “Non-GAAP Financial Measure Reconciliations to GAAP Measures” at the end of this press release.

•

Total operating expenses were $197.4 million, an increase of 41.3% from $139.6 million for 2024, driven by higher headcount, commissions and loan servicing expenses to support our growth and valuation adjustments on REOs

•	Core net income of $111.0 million, an increase of 52.3% from $72.9 million for 2024. Core diluted EPS of $2.91, an increase from $2.03 per share for 2024[1]

•	Portfolio NIM of 3.61%, an increase of 5 bps from 3.56% for 2024

Loan Portfolio

	Twelve Months Ended December 31,
	2025	2024	$ Variance	% Variance
	($ in thousands)
Originations Including Unfunded Commitments:
Traditional commercial	$1,371,975	$836,763	$535,212	64.0%
Investor 1-4 rental	1,134,736	771,130	363,606	47.2%
Short-term	159,103	209,707	(50,604)	(24.1)%
Government insured multifamily	71,749	23,554	48,195	204.6%

Total	$2,737,563	$1,841,154	$896,409	48.7%

•	Loan production totaled $2.7 billion, including the unfunded portion of a construction loan originated by Century of $22.1 million, an increase of 48.7% from $1.8 billion for 2024

•	2025 loan production volume reached the highest annual volume in Velocity’s history

•	Driven by strategic growth of our origination platform and focus on providing financing solutions to underserved market segments

CECL Portfolio Credit Performance

	December 31,
	2025	2024	Variance	% Variance
	($ in thousands)
Allowance for Credit Losses:
Beginning balance	$4,174	$4,769	$(595)	(12.5)%
Provision for credit losses	5,805	1,173	4,632	394.9%
Charge-offs	(5,458)	(1,768)	(3,690)	(208.7)%

Ending balance	$4,521	$4,174	$347	8.3%

Total UPB subject to CECL	$2,013,514	$2,400,720	$(387,206)	(16.1)%
Nonperforming loans UPB subject to CECL	$234,490	$309,970	$(75,480)	(24.4)%
Nonperforming loans UPB subject to CECL / Total UPB subject to CECL	11.6%	12.9%	(1.3)%	(9.8)%
Allowance for credit losses / Total UPB subject to CECL	0.22%	0.17%	0.05%	29.1%
Charge-offs / Total UPB subject to CECL	0.27%	0.07%	0.20%	268.1%

•	Charge-offs for 2025 totaled $5.5 million, compared to $1.8 million for 2024, resulted mainly from two unusually large charge-offs taken during 2025

[1]

Core net income and core diluted EPS are non-GAAP financial measures. Non-GAAP core adjustments include stock-based compensation expenses and costs related to the Company’s employee stock purchase plan. See “Non-GAAP Financial Measures” and “Non-GAAP Financial Measure Reconciliations to GAAP Measures” at the end of this press release for more information regarding the use of non-GAAP measures.

Real Estate Owned

	December 31,
	2025	2024	$ Variance	% Variance
	($ in thousands)
Gain (Loss) on REO:
Gain on transfer to REO	$15,653	$8,704	$6,949	79.8%
REO valuation loss, net	(17,520)	(6,121)	(11,399)	(186.2)%
Gain on sale of REO	1,445	4,275	(2,830)	(66.2)%

Total gain (loss) on REO	$(422)	$6,858	$(7,280)	(106.2)%

•	Net REO loss was $0.4 million, compared to a net gain of $6.9 million for 2024, driven mainly by higher valuation loss, largely offset by a gain from loans transferred to REO.

NPLs Resolution

	Twelve Months Ended December 31, 2025
Total Nonperforming Loans	UPB	Default Interest	Prepayment Penalty	Net Gain	Regular Accrued Interest	Servicing Advances Write-Offs	Total Recovered
	($ in thousands)
Resolved — loans paid off	$151,900	$4,991	$2,669	$7,660	$13,631	$(1,629)	$19,662
Resolved — loans paid current	179,646	1,706	13	1,719	8,776	(156)	10,339

Total resolutions	$331,546	$6,697	$2,682	$9,379	$22,407	$(1,785)	$30,001

Recovery rate				102.8%			109.0%

	Twelve Months Ended December 31, 2024
Total Nonperforming Loans	UPB	Default Interest	Prepayment Penalty	Net Gain	Regular Accrued Interest	Servicing Advances Recoveries (Write-Offs)	Total Recovered
	($ in thousands)
Resolved — loans paid off	$120,508	$2,535	$2,246	$4,781	$12,534	$(1,526)	$15,789
Resolved — loans paid current	132,845	1,108	28	1,136	5,372	2	6,510

Total resolutions	$253,353	$3,643	$2,274	$5,917	$17,906	$(1,524)	$22,299

Recovery rate				102.3%			108.8%

•	NPLs resolution totaled $331.5 million and $253.4 million in UPB for the years ended December 31, 2025 and 2024, respectively

•	Total NPLs recovered was 109.0% of UPB resolved compared to 108.8% for 2024

Other

•	Completed nine securitizations totaling $2.6 billion in 2025

Velocity’s executive management team will host a conference call and webcast on March 11, 2026, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to review Velocity’s 4Q25 and full-year 2025 financial results.

Investors and Media:

Chris Oltmann

(818) 532-3708

Webcast Information

The conference call will be webcast live in listen-only mode and can be accessed through the Events and Presentations section of the Velocity Financial Investor Relations website: https://www.velfinance.com/events-and-presentations. To listen to the webcast, please visit Velocity’s website at least 15 minutes before the call to register, download, and install any needed software. An audio replay of the call will also be available on Velocity’s website following the completion of the conference call.

Conference Call Information

To participate by phone, please dial in 15 minutes prior to the start time to allow for wait time to access the conference call. The live conference call will be accessible by dialing 1-833-316-0544 in the U.S. and Canada and 1-412-317-5725 for international callers. Callers should ask to join the Velocity Financial, Inc. earnings call.

A replay of the call will be available through midnight on March 27, 2026, and can be accessed by dialing 1-855-669-9658 in the U.S and Canada or 1-412-317-0088 internationally. The passcode for the replay is 4826570. The replay will also be available on the Investor Relations section of the Company’s website under “Events and Presentations.”

About Velocity Financial, Inc.

Based in Westlake Village, California, Velocity is a vertically integrated real estate finance company that primarily originates and manages business purpose loans secured by 1-4 unit residential rental and small commercial properties. Velocity originates loans nationwide across an extensive network of independent mortgage brokers built and refined over 21 years.

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with United States generally accepted accounting principles (GAAP), the Company uses non-GAAP core net income, core income before income tax, core pre-tax return on average equity and core diluted EPS, which are non-GAAP financial measures.

Non-GAAP core net income and non-GAAP core diluted EPS are non-GAAP financial measures that represent our net income (loss) and net income (loss) per diluted share, adjusted to eliminate the effect of certain costs, costs incurred from activities that are not normal recurring operating expenses, and costs associated with acquisitions. To calculate non-GAAP core diluted EPS, we use the weighted average number of shares of common stock outstanding that is used to calculate net income per diluted share under GAAP. Non-GAAP core income before income tax is core net income before deducting income taxes. Non-GAAP core pre-tax return on average equity is core income before income tax divided by our average shareholders’ equity.

We have included non-GAAP core net income, non-GAAP core income before income tax, non-GAAP core pre-tax return on average equity and non-GAAP core diluted EPS because they are key measures used by our management to evaluate our operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, we believe that non-GAAP core net income, non-GAAP core income before income tax, non-GAAP core pre-tax return on average equity and non-GAAP core diluted EPS provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In addition, they provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain items that we expect to be nonrecurring.

These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies.

For more information on Core Net Income, please refer to the section of this press release below titled “Non-GAAP Financial Measure Reconciliations to GAAP Measures” at the end of this press release.

Forward-Looking Statements

Some of the statements contained in this press release may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to anticipated results, expectations, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “goal,” ”position,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, or intentions.

The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions, and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to, (1) changes in federal government fiscal and monetary policies, (2) general economic and real estate market conditions, including the risk of recession, (3) regulatory and/or legislative changes, (4) our customers’ continued interest in loans and doing business with us, (5) market conditions and investor interest in our future securitizations, and (6) geopolitical conflicts.

Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

Velocity Financial, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except per share amounts)

	December 31,
	2025	2024
ASSETS
Cash, cash equivalents, and restricted cash	$249,237	$70,830
Total loans, net	6,758,131	5,187,067
Accrued interest and receivables	202,477	160,088
Real estate owned, net	118,289	68,000
Other assets	53,379	41,423

Total assets	$7,381,513	$5,527,408

LIABILITIES
Accounts payable and accrued expenses	$168,314	$147,814
Secured financing, net	286,679	284,833
Securitized debt	5,942,326	4,226,464
Warehouse and repurchase facilities, net	308,506	348,082

Total liabilities	6,705,825	5,007,193
Commitments and contingencies
EQUITY
Stockholders’ equity	672,535	516,944
Noncontrolling interest in subsidiary	3,153	3,271

Total equity	675,688	520,215

Total liabilities and equity	$7,381,513	$5,527,408

Diluted book value per share	$17.19	$14.26
Diluted shares at period end	39,297	36,469

Velocity Financial, Inc.

Condensed Consolidated Statements of Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024
Interest income	$152,403	$144,119	$113,484
Interest expense - portfolio related	94,652	88,899	68,484

Net interest income - portfolio related	57,751	55,220	45,000
Interest expense - corporate debt	6,142	6,144	6,143

Net interest income	51,609	49,076	38,857
Provision for credit losses	1,954	381	22

Net interest income after provision for credit losses	49,655	48,695	38,835
Other operating income
Unrealized gain (loss) on fair value loans	21,129	30,982	(15,723)
Unrealized gain (loss) on fair value securitized debt	800	(9,988)	34,539
Origination fee income	6,644	9,723	7,245
Other income	24,676	6,360	6,269

Total other operating income	53,249	37,077	32,330
Operating expenses
Compensation and employee benefits	22,628	23,300	20,084
Loan servicing	9,448	7,748	6,748
Real estate owned, net	8,651	7,931	268
Other operating expenses	12,128	11,418	12,027

Total operating expenses	52,855	50,397	39,127

Income before income taxes	50,049	35,375	32,038
Income tax expense	15,296	9,963	11,233

Net income	34,753	25,412	20,805
Net income (loss) attributable to noncontrolling interest	(44)	39	218

Net income attributable to Velocity Financial, Inc.	34,797	25,373	20,587
Less undistributed earnings attributable to unvested restricted stock awards	477	352	253

Net earnings attributable to common stockholders	$34,320	$25,021	$20,334

Earnings per common share:
Basic	$0.89	$0.66	$0.62
Diluted	$0.89	$0.65	$0.57
Weighted average common shares outstanding:
Basic	38,378	38,073	32,771
Diluted	39,243	38,800	36,098

Velocity Financial, Inc.

Condensed Consolidated Statements of Income

(In thousands, except per share amounts)

(Audited)

	Twelve Months Ended December 31,
	2025	2024	2023
Interest income	$550,829	$406,843	$310,775
Interest expense - portfolio related	340,477	247,218	186,468

Net interest income - portfolio related	210,352	159,625	124,307
Interest expense - corporate debt	24,571	23,821	16,556

Net interest income	185,781	135,804	107,751
Provision for credit losses	5,805	1,173	1,915

Net interest income after provision for credit losses	179,976	134,631	105,836
Other operating income
Unrealized gain on fair value loans	116,853	55,857	47,850
Unrealized gain (loss) on fair value securitized debt	(30,454)	2,581	(9,002)
Origination fee income	33,982	24,007	12,450
Other income	43,238	18,953	14,612

Total other operating income	163,619	101,398	65,910
Operating expenses
Compensation and employee benefits	90,217	69,589	48,344
Loan servicing	33,409	22,388	17,631
Real estate owned, net	22,909	6,030	6,153
Other operating expenses	50,820	41,631	28,491

Total operating expenses	197,355	139,638	100,619

Income before income taxes	146,240	96,391	71,127
Income tax expense	41,257	27,925	18,834

Net income	104,983	68,466	52,293
Net income (loss) attributable to noncontrolling interest	(71)	47	20

Net income attributable to Velocity Financial, Inc.	105,054	68,419	52,273
Less undistributed earnings attributable to unvested restricted stock awards	1,348	834	753

Net earnings attributable to common stockholders	$103,706	$67,585	$51,520

Earnings per common share:
Basic	$2.81	$2.07	$1.60
Diluted	$2.75	$1.91	$1.52
Weighted average common shares outstanding:
Basic	36,850	32,653	32,206
Diluted	38,178	35,760	34,484

Velocity Financial, Inc.

Net Interest Margin - Portfolio Related and Total Company

($ in thousands)

	Three Months Ended December 31,
	2025			2024
	Average Balance	Interest Income / Expense	Average Yield / Rate (1)	Average Balance	Interest Income / Expense	Average Yield / Rate (1)
Loan Portfolio:
Loans held for sale	$359			$3,145
Loans held for investment	6,433,855			4,855,794

Total loans	$6,434,214	$152,403	9.47%	$4,858,939	$113,484	9.34%

Debt:
Warehouse facilities	$353,540	$6,939	7.85%	$341,596	$7,179	8.41%
Securitized debt	5,726,298	87,713	6.13%	4,117,512	61,305	5.96%

Total debt - portfolio related	6,079,838	94,652	6.23%	4,459,108	68,484	6.14%
Corporate debt	290,000	6,142	8.47%	290,000	6,143	8.47%

Total debt	$6,369,838	$100,794	6.33%	$4,749,108	$74,627	6.29%

Net interest spread - portfolio related (2)			3.25%			3.20%
Net interest margin - portfolio related			3.59%			3.70%
Net interest spread - total company (3)			3.15%			3.06%
Net interest margin - total company			3.21%			3.20%

(1)	Annualized
(2)	Net interest spread — portfolio related is the difference between the rate earned on our loan portfolio and the interest rates paid on our portfolio-related debt
(3)	Net interest spread — total company is the difference between the rate earned on our loan portfolio and the interest rates paid on our total debt

Velocity Financial, Inc.

Net Interest Margin - Portfolio Related and Total Company

($ in thousands)

	Twelve Months Ended December 31,
	2025			2024
	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Loan Portfolio:
Loans held for sale	$3,549			$6,488
Loans held for investment	5,824,811			4,481,813

Total loans	$5,828,360	$550,829	9.45%	$4,488,301	$406,843	9.06%

Debt:
Warehouse facilities	$401,320	$31,976	7.97%	$295,936	$26,790	9.05%
Securitized debt	5,053,930	308,501	6.10%	3,780,660	220,428	5.83%

Total debt - portfolio related	5,455,250	340,477	6.24%	4,076,596	247,218	6.06%
Corporate debt	290,000	24,571	8.47%	282,888	23,821	8.42%

Total debt	$5,745,250	$365,048	6.35%	$4,359,484	$271,039	6.22%

Net interest spread - portfolio related (1)			3.21%			3.00%
Net interest margin - portfolio related			3.61%			3.56%
Net interest spread - total company (2)			3.10%			2.85%
Net interest margin - total company			3.19%			3.03%

(1)	Net interest spread — portfolio related is the difference between the rate earned on our loan portfolio and the interest rates paid on our portfolio-related debt
(2)	Net interest spread — total company is the difference between the rate earned on our loan portfolio and the interest rates paid on our total debt

Velocity Financial, Inc.

Non-GAAP Financial Measure Reconciliations to GAAP Measures

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2025		2024		2025	2024
Income before income tax	$50,049		$32,038		$146,240	$96,391
Equity award & ESPP expenses	2,131		1,644		8,284	6,155
Net income (loss) attributable to noncontrolling interest	(44)		218		(71)	47

Core income before income tax	$52,224		$33,464		$154,595	$102,499

Average common equity	651,352		498,887		599,586	474,942
Pre-tax return on average equity	30.7	%(1)	25.7	%(1)	24.4%	20.3%
Tax effect of equity award & ESPP expenses	1.3	%(1)	1.3	%(1)	1.4%	1.3%
Tax effect of net income (loss) attributable to noncontrolling interest	(0.0	)%(1)	0.2	%(1)	(0.0)%	0.0%

Core pre-tax return on average equity	32.1%		26.8%		25.8%	21.6%

(1)	Annualized

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net income	$34,797	$20,587	$105,054	$68,419
Equity award & ESPP expenses	1,530	1,167	5,933	4,452

Core net income	$36,327	$21,754	$110,987	$72,871

Diluted weighted average common shares outstanding	39,243	36,097	38,178	35,760
Core diluted earnings per share	$0.93	$0.60	$2.91	$2.03